Class A Shares – Ticker Symbol RAMVX
Institutional Class Shares – Ticker Symbol RAMSX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Roumell Opportunistic Value Fund

Class A Shares
Institutional Class Shares

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS

November 15, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.roumellasset.com/rovf.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Roumell Opportunistic Value Fund (the “Fund”) seeks capital appreciation and income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section “Purchasing Shares” in this prospectus and the section “Additional Purchase and Redemption Information” in the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None
Redemption Fee (as a % of amount redeemed; charged upon any redemption of shares within 60 days of the issuance of such shares)	1.00%	1.00%
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional
Management Fees	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses 1	1.02%	1.02%
Total Annual Fund Operating Expenses	2.19%	1.94%
Fee Waiver and/or Expense Limitation 2	0.71%	0.71%
Net Annual Fund Operating Expenses	1.48%	1.23%

1. Since the Fund is newly organized, Other Expenses are based on estimated expenses for the current fiscal year at an average Fund net asset level of $20 million and are limited to a consolidated fee paid to the Fund’s administrator that covers the regular operating expenses of the Fund for an inclusive fee based on the Fund’s average daily net assets.  The highest consolidated fee payable to the Fund’s administrator is 0.31%.  The Fund’s administrator has entered into a Fund Accounting and Administration Agreement with the Fund (the “Administration Agreement”) through November 30, 2011.  The Trust may terminate the Administration Agreement (i) at any time by giving not less than sixty days’ prior written notice to the Administrator; or (ii) for cause, in the event of misconduct, negligence, or material breach of this agreement by the Administrator, by giving not less than thirty days’ prior written notice to the Administrator.  The Administrator may terminate the Administration Agreement (i) at the conclusion of the then current term by giving not less than sixty days’ prior written notice of non-renewal to the Trust; or (ii) for cause, in the event of negligent conduct or material breach of this agreement by the Trust, by giving not less than thirty days’ prior written notice to the Trust.

2. The Advisor has entered into an Operating Plan with the Fund’s administrator, through November 30, 2011, under which it has agreed to assume certain fees of the administrator and Acquired Fund Fees and Expenses to the extent such fees and expenses cause the Total Annual Fund Operating Expenses to exceed 1.48% of the average daily net assets of the Class A shares of the Fund or 1.23% of the average daily net assets of the Institutional Class shares of the Fund.  The Operating Plan may be terminated by either party at the conclusion of the then current term upon (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

Example. This example shows you the expenses you may pay over time by investing in the Fund.  Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds.  The example assumes the following conditions:

•   You invest $10,000 in the Fund for the periods shown;
•   You reinvest all dividends and distributions;
•   You redeem all of your shares at the end of those periods;
•   You earn a 5% return each year; and
•   The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Fund	Class	1 Year	3 Years
Roumell Opportunistic Value Fund	Class A	$594	$897
Roumell Opportunistic Value Fund	Institutional	$125	$390

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective by using an opportunistic investment strategy.  The Advisor is an opportunistic capital allocator (OCA) with a deep value bias in selecting individual securities.  The Advisor will wait until an investment situation is presented where, in its opinion, the odds of success are favorable relative to the risks.  In the absence of such situations, the Fund will stay liquid and on the sidelines invested in Cash and Cash Equivalents (defined below).  The Advisor’s approach to opportunistic investing emphasizes purchasing securities at a meaningful, quantifiable discount to its calculation of intrinsic value taking into consideration the understandability of the business model, the safety of the capital structure, and the competency of the company’s management.  Using this opportunistic strategy, however, may result in the Advisor finding many suitable investment opportunities for the Fund during certain periods but finding very few during other periods.

The Advisor believes that its strength lies in digging deeply into specific securities (equity and fixed income), assessing underlying value, and remaining highly disciplined about what it deems to be a reasonable price for those securities.

The Advisor also believes that securities that possess deep value characteristics can be found in various asset classes, not just equities.  Although much attention is paid to the stock market’s daily activities, the Advisor believes that mispricing can occur in other markets as well; therefore, the Advisor is impartial as to where in a company’s capital structure it will invest, and, consequently, the Advisor will pursue both equity and debt investments.  The Advisor’s ultimate goal is to buy securities at a meaningful discount to its estimate of underlying intrinsic value.

The Fund’s portfolio will primarily consist of (i) domestic and foreign equity securities (“Equity Securities”); (ii) domestic and foreign fixed income securities including, but not limited to, government and corporate debt securities, “junk” bonds, municipal securities and REITs (“Fixed Income Securities”); and (iii) interest-bearing instruments, including, but not limited to, treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments and money market funds (collectively, “Cash and Cash Equivalents”). The Fund may invest in these securities directly or indirectly through investments in other investment companies including closed-end funds and Exchange Traded Funds (“ETFs”).  The Fund’s emphasis will be on domestic equity and domestic high-yield corporate debt; however, there is no predetermined allocation of the Fund’s assets among Equity Securities, Fixed Income Securities and Cash and Cash Equivalents.  The Advisor will allocate the Fund’s assets as it deems appropriate in accordance with the Fund’s investment objective and investment strategy.  The Fund’s investment policy may be changed without shareholder approval upon prior written notice to shareholders.

The Fund is not diversified.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

General Risks:

Market risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Opportunistic Investment Strategy Risk.  There are risks associated with the Fund’s opportunistic investment strategy.  The Fund is expected to be conservative with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off.  In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents.  In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.

Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.

Non-diversified Fund Risk.  The Fund is a non-diversified fund.  In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds.  Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions.  A non-diversified fund may also have a more volatile net asset value per share than diversified mutual funds.

Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so.  Tax consequences are considered; however, the decision to sell a security is first and foremost an investment-driven one.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The Advisor was formed in 1998 and is registered an investment adviser with the SEC.  However, the Advisor does not have previous experience managing an investment company registered under the 1940 Act.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing a registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”

New Fund Risk.  The Fund was formed in 2010.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.  Currency gains and losses could occur regardless of the performance of the underlying investment.

Political/Economic Risk.  Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

General Uncertainty Concerning Future Regulatory Changes.  Regulatory changes may be imposed on the financial markets that could significantly restrict or affect the Advisor’s ability to access financial markets.  Any such regulations may impair the liquidity of the investments made by the Fund.

Equity Securities Risks:

Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Foreign Securities Risk.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Fixed-Income Securities Risks:

Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.

Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund’s debt holdings.  In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates.  Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

Inflation Risk.  Fixed income securities are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.

Investment-Grade Securities Risk.  Fixed income securities are generally rated by NRSROs.  While fixed income securities rated BBB by Standard & Poor’s® Rating Services (“S&P”) or Baa by Moody’s Investor Services, Inc. (“Moody’s”) are considered investment-grade securities, they are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics and may be speculative.  Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

Lower-rated Securities or “Junk Bonds” Risk.  Fixed income securities rated below BBB by S&P or Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  Lower rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength.  These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  These risks can reduce value of the Fund’s shares and the income it earns.

Risks of Investing in Municipal Securities.  The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets.  There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Risks of Investing in REITs.  To the extent that the Fund invests in real estate investment trusts (REITs), it will be subject to the risks associated with owning real estate and with the real estate industry generally.  These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Risks of Investing in Corporate Debt Securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Government Debt Markets May Be Illiquid or Disrupted.  Although generally highly liquid, the markets in which the Fund trades could experience periods of illiquidity, sometimes of significant duration.

PERFORMANCE INFORMATION

Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment advisor is Roumell Asset Management, LLC.  The Fund’s portfolio will be managed on a day-to-day basis by James C. Roumell, Richard J. Sherman, Jr., and Jason A. Nelson.  James C. Roumell is the founder and has been the President of the Advisor since the firm’s founding in 1998.  Richard J. Sherman, Jr. has been a Research Analyst at the Advisor since joining the Advisor in 2010 and oversees investments in technology-related companies.  Jason A. Nelson has been a Research Analyst at the Advisor since joining the Advisor in 2005.

PURCHASE AND SALE OF FUND SHARES

You can purchase Fund shares directly from the Fund by mail or bank wire.  For Class A Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.  For Institutional Class Shares, the minimum initial investment is $500,000 and the minimum subsequent investment is $10,000, although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders by mail should be sent to the Roumell Opportunistic Value Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI